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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 22, 1999


                      Sears Credit Account Master Trust II
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)



       Illinois                 0-24776                     Not Applicable
       --------                 -------                     --------------
      (State of               (Commission                   (IRS Employer
     Organization)            File Number)                Identification No.)


c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                                             19807
-----------------------------------------                        -----
(Address of principal executive offices)                       (Zip Code)


Registrant's Telephone Number, including area code:  (302) 888-3176
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5.  Other Events

               Series 1999-1. On March 18, 1999, the registrant made available to investors a prospectus supplement, dated March 12, 1999, and prospectus, dated March 12, 1999, with respect to the issuance of $500,000,000 aggregate principal amount of 5.65% Class A Master Trust Certificates, Series 1999-1, of the Sears Credit Account Master Trust II (the "Trust"), pursuant to the Pooling and Servicing Agreement, dated as of July 31, 1994, as amended, among SRFG, Inc. (formerly Sears Receivables Financing Group, Inc.) as Seller ("SRFG"), Sears, Roebuck and Co. as Servicer ("Sears") and The First National Bank of Chicago as Trustee (the "Trustee"), and the Series Supplement to be dated as of March 23, 1999, among SRFG as Seller, Sears as Servicer and the Trustee.

               In connection with the issuance of Series 1999-1: (i) Steven M. Cook, Vice President, Law, of Sears, Roebuck and Co. has delivered an opinion to SRFG, dated March 22, 1999, regarding the legality of the 5.65% Class A Master Trust Certificates, Series 1999-1, upon issuance and sale thereof on March 23, 1999; and (ii) Latham & Watkins, counsel to SRFG and Sears, has delivered an opinion to SRFG and Sears, dated March 22, 1999, as to certain federal tax matters concerning the 5.65% Class A Master Trust Certificates, Series 1999-1. A copy of the opinion as to legality is attached as Exhibit 5, and a copy of the opinion as to certain tax matters is attached as Exhibit 8.

Item 7.  Exhibits

Exhibit No.    Description

Exhibit 5 Opinion of Steven M. Cook, Vice President, Law, of Sears, Roebuck and Co.

Exhibit 8 Opinion of Latham & Watkins as to certain federal tax matters concerning the Class A Certificates of Series 1999-1.

Exhibit 23-1 Consent of Steven M. Cook, Vice President, Law, of Sears, Roebuck and Co. (included in Exhibit 5).

Exhibit 23-2   Consent of Latham & Watkins (included in Exhibit 8)




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Sears Credit Account Master Trust II
                                        (Registrant)


                                       By:   SRFG, Inc.
                                             (Originator of the Trust)



Date:  March 22, 1999                  By:  /s/ George F. Slook
                                          --------------------------------------
                                          George F. Slook
                                          President and Chief Executive Officer










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                                INDEX TO EXHIBITS

Exhibit No.           Description
-----------           -----------

Exhibit 5 Opinion of Steven M. Cook, Vice President, Law, of Sears, Roebuck and Co.

Exhibit 8 Opinion of Latham & Watkins as to certain federal tax matters concerning the Class A Certificates of Series 1999-1.

Exhibit 23-1 Consent of Steven M. Cook, Vice President, Law, of Sears, Roebuck and Co. (included in Exhibit 5).

Exhibit 23-2    Consent of Latham & Watkins (included in Exhibit 8)













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